UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2026
Opendoor Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39253	30-1318214
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1295 West Washington Street, Suite 115
Tempe,	AZ	85288
(Address of principal executive offices)		(Zip Code)
(480) 618-6760
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OPEN	The Nasdaq Stock Market LLC
Series K Warrants, each whole warrant exercisable to purchase one share of common stock at an exercise price of $9.00 per warrant	OPENW	The Nasdaq Stock Market LLC
Series A Warrants, each whole warrant exercisable to purchase one share of common stock at an exercise price of $13.00 per warrant	OPENL	The Nasdaq Stock Market LLC
Series Z Warrants, each whole warrant exercisable to purchase one share of common stock at an exercise price of $17.00 per warrant	OPENZ	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.
Opendoor Technologies Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders on June 11, 2026 (the “Meeting”). A total of 631,414,882 shares of the Company's common stock were present virtually or represented by proxy at the Meeting, representing approximately 65.45% of the Company’s outstanding common stock as of April 16, 2026, the record date for the Meeting. The final voting results for the proposals considered and voted upon at the Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2026 are as follows:
Proposal No. 1: The Company’s stockholders elected each of David Benson, Eric Feder, and Eric Wu to hold office as Class III members of the board of directors and to serve a three-year term ending at the 2029 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, subject to their earlier removal or resignation. The result of such vote was as follows:

Nominees	For	Withhold	Broker Non-Votes
David Benson	376,193,698	40,765,964	214,455,220
Eric Feder	350,242,087	66,717,575	214,455,220
Eric Wu	405,074,546	11,885,116	214,455,220
Proposal No. 2: The Company’s stockholders ratified Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The result of such vote was as follows:

For	Against	Abstain
623,434,325	5,316,685	2,663,872
Proposal No. 3: The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company's named executive officers. The result of such vote was as follows:

For	Against	Abstain	Broker Non-Votes
243,135,496	172,038,806	1,785,360	214,455,220

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opendoor Technologies Inc.

Date: June 12, 2026	By:	/s/ Kaz Nejatian
	Name:	Kaz Nejatian
	Title:	Chief Executive Officer
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